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                                                                    EXHIBIT 23.2



                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of MLC Holdings, Inc. on Form S-8 of our report dated September 1, 1996, appearing in the Prospectus included in the Registration Statement
No. 333-11737 of MLC Holdings, Inc. on Form S-1, as amended as of November 14, 1996.



/s/ DELOITTE & TOUCHE LLP
-------------------------------
Deloitte & Touche LLP

Washington, D.C.
February 6, 1997